--------------------------------------------------------------------------------
[MFS(SM)                                               Annual Report
INVESTMENT MANAGEMENT LOGO]                            for Year Ended
                                                       September 30, 1996


--------------------------------------------------------------------------------
MFS(R) Research Fund
--------------------------------------------------------------------------------


                            [PHOTO OF CIRCUIT BOARD]

Table of Contents

Letter from the Chairman                                1
A Discussion with the Director of Research              3
Portfolio Concentration                                 6
Fund Facts                                              6
Performance Summary                                     7
Portfolio of Investments                                9
Financial Statements                                   14
Notes to Financial Statements                          21
Independent Auditors' Report                           27
Trustees and Officers                                  29

--------------------------------------------------------------------------------


Highlights

o For the past 12 months, the net asset value of Class A shares of the Fund provided a total return of 26.54%, Class B shares 25.59%, and Class C shares 25.67%, while the S&P 500 returned 20.32%.

o Strategic overweightings in technology, retail, and leisure enhanced performance, while companies in the consumer staples, industrial goods and services, and financial services sectors provided strong earnings growth and price appreciation.

o The Fund has been overweighted in technology for the past two years, reflecting our belief that many of these companies consistently offer superior growth at reasonable valuations.

o The Fund also remains overweighted in the health care sector based on our confidence in the long-term prospects for companies such as Pfizer, Rhone-Poulenc Rorer, Pacificare, and United Healthcare.


--------------------------------------------------------------------------------

Letter from the Chairman

[PHOTO OF           Dear Shareholders:
 A. KEITH
 BRODKIN]           As we enter the last quarter of 1996, the U.S. economy
                    appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate.
                    During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although the individual consumer appears to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive in its support of the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. The latest statistics appear to show signs of slower consumer spending, especially in overall retail sales, which have been flat for several months. Furthermore, the European and Japanese economies continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Economic growth should continue, but we expect it could slacken toward the end of the year.

   While we do not anticipate this year's U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market for the remainder of 1996. We believe the equity market currently represents fair value. However, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. To the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We believe that many of the technology-driven productivity gains U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we continue to advance on the long-term viability of the equity market.

   Finally, this report to shareholders incorporates several changes which we hope you will find informative and useful. Following the discussion with the Director of Research, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.
   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

October 15, 1996

A Discussion with the Director of Research

[PHOTO OF           For the 12 months ended September 30, 1996, the Fund
 KEVIN R.           significantly outperformed the overall stock market as
 PARKE]             measured by the Standard & Poor's 500 Composite Index (the
                    S&P 500). For the same period the S&P 500, a popular, unmanaged index of common stock performance, returned
                    20.32%. Class A shares of the Fund provided a total return of 26.54%, Class B shares 25.59%, and Class C shares 25.67%.
All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. Why do you think the Fund performed so well this year, Kevin?
A. The Fund's favorable performance can be attributed to four factors. Primarily, strategic overweightings in technology, retail, and leisure enhanced the portfolio's performance. Secondly, within the consumer staples, industrial goods and services, and financial services sectors, the analysts uncovered companies which provided strong earnings growth and price appreciation given the market environment. Thirdly, exposure to the utilities and communications, autos and housing, and basic materials sectors was low as a result of what we considered to be dismal earnings prospects for many of these companies. Finally, the stock market's rally, as well as the strong business and economic environment over the past year, continued to be positive factors for the Fund.

Q. Can you briefly describe the process the committee of research analysts goes through in selecting stocks for the Fund?
A. The Fund is most accurately described as a "best ideas" portfolio, based on a bottom-up, fundamental research process. The Fund is managed by a committee of experienced industry analysts, each of whom includes in the portfolio those securities within his or her industry that he or she believes offer the highest probability of capital appreciation. Each analyst conducts rigorous fundamental analysis, including on-site visits and meetings with company management, to select companies with strong balance sheets, dynamic management, and a competitive advantage within their respective industries. Once an analyst selects a company for inclusion in the Fund, he or she can finance it by selling an existing holding in his or her industry. Otherwise, the analyst must ask for an additional weighting in that industry and present the idea to the entire group, which considers the analyst's presentation and analyzes the company before voting on the new idea.

Q. We noticed that technology is the Fund's largest sector. What do the analysts like about this sector, and are any segments of technology favored more than others?
A. The Fund has been overweighted in technology for the past two years. It is our belief that many companies which shape the technology sector consistently offer superior growth at reasonable valuations compared to other sectors of the economy. Our emphasis continues to be on computer software companies such as Oracle Corporation, Microsoft, and BMC Software. We believe the current levels of earnings growth for these companies are sustainable given their current management structure, industry positioning, new product development, and established pipeline.

Q. What other sectors do the analysts like?
A. We remain confident about the leisure sector. HFS, Inc., MGM Grand, and Jacor Communications have made notable gains over the past 12 months. HFS, Inc., one of the top positions in the Fund, continues to make strategic acquisitions which the committee believes will help enhance the company's earnings growth over the next 12 to 18 months.

 The Fund remains overweighted in the health care sector based on our confidence in the long-term growth prospects of select companies within the group. Pharmaceutical companies such as Pfizer, Inc. exceeded analysts' earnings expectations this past year through concentrated cost-cutting efforts, strong sales momentum, and strategic positioning in the marketplace. We also believe well-managed companies such as Pacificare and United Healthcare offer substantial long-term growth potential within the health maintenance organization (HMO) industry.

Q. What sectors are the analysts avoiding or de-emphasizing now, and why?
A. We are currently underweighted in the utilities, communications, energy, basic materials, and automotive sectors due to the cyclical commodity nature of many companies in these groups.

Q. Can you name some stocks or sectors that performed as well as or better than expected, and tell us why you think they did well?
A. Nike, Inc. led the charge in earnings growth within the retail sector over the past year. Its consistent dominance in the domestic U.S. market as well as its continued penetration abroad allowed it to remain the world's leading footwear maker. Within the financial services sector, consolidations such as Chase Manhattan and, more recently, BankBoston have performed well as a result of the market's acceptance of their mergers and their ability to cut costs and increase revenues. Union Planters' recent acquisition of Leader Financial was also well received by Wall Street. We believe Union Planters' fundamental improvements and low valuation make it an attractive stock with strong fundamentals.

Q. Now how about some stocks or sectors that did not perform as well as expected?
A. While we continue to believe that select stocks within the health care sector offer tremendous future growth potential, their marketplace value has yet to be realized. As a result, some of the health care stocks within the Fund underperformed during the year.

Q. As you look ahead, what changes do you see in the overall market or economic environment as it relates to the Fund, and how are you positioning the Fund to try and take advantage of those changes?
A. While recent economic data suggest some possible easing of economic growth and labor supply shortages, we expect more volatility is likely for the rest of the year. Many economists on Wall Street are also anticipating an interest rate hike by the Federal Reserve Board. We will continue to focus on well-positioned and attractively valued stocks that we believe will strongly perform regardless of the economic backdrop. Within the technology, health care, consumer staples, industrial goods and services, and financial services sectors, we have identified companies that we think can grow earnings in the current market environment. Through close examination of long-term company fundamentals, we will seek to provide robust relative performance in what could be a more challenging environment for the U.S. equity market in the months ahead.

/s/ Kevin R. Parke

Kevin R. Parke
Director of Research

The Committee of MFS Research Analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

--------------------------------------------------------------------------------


Tax Form Summary

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996. For the year ended September 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 14.14%.


--------------------------------------------------------------------------------

Portfolio Concentration as of September 30, 1996

Ten Largest Holdings

Philip Morris Companies, Inc.
Tobacco, food, and beverage
conglomerate

Praxair Inc.
Manufactures industrial gas
supplies

Oracle Corporation
Develops and manufactures
database software

McDonnell Douglas
Commercial and defense aircraft manufacturer

Kimberly Clark
Paper products company

HFS, Inc.
Franchiser of hotels and real estate companies

United Technologies
Aerospace, defense, and building equipment conglomerate

Colgate-Palmolive
Cosmetics and toiletries company

Penncorp Financial Group
Underwrites and markets life and health insurance

St. Jude Medical
Manufactures medical instruments

Largest Holdings

--------------------------------------------------------------------------------
[DESCRIPTION OF PIE CHART]


Other 39.80%

Industrial Goods
and Services 8.40%

Health Care 10.60%

Consumer Staples 11.80%

Financial Services 12.20%

Technology 17.20%


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Fund Facts

Strategy:                  The Fund's investment objective is to provide
                           long-term growth of capital and future income.

Commencement of
investment operations:     October 13, 1971

Size:                      $1.8 billion as of September 30, 1996


--------------------------------------------------------------------------------

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Research Fund Class A shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page. Class C shares were offered effective January 3, 1994. Information on Class C share performance appears on the next page.


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended September 30, 1996)

9/91     9427     10000    10000
9/92     10538    10299    11099
9/93     13517    10576    12542
9/94     14561    10889    13000
9/95     18128    11166    16850
9/96     22939    11486    20260


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended September 30, 1996)

9/30/86  9421     10000    10000
9/30/87  13631    10430    14335
9/30/88  11514    10866    12555
9/29/89  14612    11337    16684
9/28/90  13085    12036    15139
9/30/91  16494    12444    19849
9/30/92  18439    12815    22030
9/30/93  23651    13160    24893
9/30/94  25478    13550    25803
9/29/95  31718    13895    33445
9/30/96  40137    14293    40213


--------------------------------------------------------------------------------

Average Annual Total Returns                      1 Year    3 Years    5 Years    10 Years
---------------------------------------------------------------------------------------------
MFS Research Fund (Class A) including 5.75%
  sales charge                                      +19.28%    +16.96%   +18.06%     +14.91%
---------------------------------------------------------------------------------------------
MFS Research Fund (Class A) at net asset value      +26.54%    +19.28%   +19.46%     +15.60%
---------------------------------------------------------------------------------------------
MFS Research Fund (Class B) without CDSC            +25.59%    +18.38%   +18.92%     +15.34%
---------------------------------------------------------------------------------------------
MFS Research Fund (Class B) with CDSC               +21.59%    +17.66%   +18.72%     +15.34%
---------------------------------------------------------------------------------------------
MFS Research Fund (Class C) without CDSC            +25.67%    +18.49%   +18.99%     +15.37%
---------------------------------------------------------------------------------------------
MFS Research Fund (Class C) with CDSC               +24.67%    +18.49%   +18.99%     +15.37%
VAverage growth fund                                +15.89%    +14.11%   +13.69%     +13.28%
---------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index               +20.32%    +17.34%   +15.17%     +14.93%
---------------------------------------------------------------------------------------------
Consumer Price Index*                                +2.85%     +2.79%    +2.81%      +3.64%
---------------------------------------------------------------------------------------------

*The Consumer Price Index is a popular measure of change in prices.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. See the prospectus for details. Class C shares along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Portfolio of Investments - September 30, 1996

Common Stocks - 96.3%
=========================================================================================
Issuer                                                          Shares              Value
-----------------------------------------------------------------------------------------
U.S. Stocks - 84.8%
  Aerospace - 5.6%
    General Dynamics Corp.                                     204,600        $14,091,825
    Lockheed Martin Corp.                                      279,100         25,153,887
    McDonnell Douglas Corp.                                    611,500         32,103,750
    United Technologies Corp.                                  238,500         28,649,812
                                                                          ---------------
                                                                              $99,999,274
-----------------------------------------------------------------------------------------
  Agricultural Products - 1.4%
    Case Corp.                                                 511,600        $24,940,500
-----------------------------------------------------------------------------------------
  Apparel and Textiles - 0.7%
    Nike, Inc., "B"                                            100,000        $12,150,000
-----------------------------------------------------------------------------------------
  Automotive - 0.5%
    Goodrich (B.F.) Co.                                        205,300        $ 9,264,163
-----------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.1%
    Bank of Boston Corp.                                       375,120        $21,710,070
    Chase Manhattan Corp.                                      279,604         22,403,271
    Crestar Financial Corp.                                     76,100          4,489,900
    Fleet Financial Group, Inc.                                219,900          9,785,550
    Leader Financial Corp.                                     287,500         15,525,000
                                                                          ---------------
                                                                              $73,913,791
-----------------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Guidant Corp.*                                             144,500        $ 7,983,625
-----------------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services Co.*                          165,400        $ 9,717,250
    Digital Equipment Corp.*                                   259,500          9,277,125
    Sun Microsystems, Inc.*                                    366,700         22,781,238
                                                                          ---------------
                                                                              $41,775,613
-----------------------------------------------------------------------------------------
  Business Services - 2.4%
    Alco Standard Corp.                                        339,000        $16,907,625
    DST Systems, Inc.*                                         407,500         13,040,000
    Technology Solutions Co.*                                  367,550         12,818,306
                                                                          ---------------
                                                                              $42,765,931
-----------------------------------------------------------------------------------------
  Chemicals - 3.4%
    Air Products & Chemicals, Inc.                             444,300        $25,880,475
    Polymer Group, Inc.*                                        81,200          1,136,800
    Praxair, Inc.                                              805,500         34,636,500
                                                                          ---------------
                                                                              $61,653,775
-----------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.3%
    Electronic Arts, Inc.*                                     422,400        $15,787,200
    First Data Corp.                                           197,100         16,088,288
    Microsoft Corp.*                                           201,400         26,559,625
                                                                          ---------------
                                                                              $58,435,113
-----------------------------------------------------------------------------------------
  Computer Software - Systems - 6.7%
    Adobe Systems, Inc.                                        307,900        $11,469,275
    BMC Software, Inc.*                                        220,200         17,505,900
    Cadence Design Systems, Inc.*                              607,675         21,724,381

Common Stocks - continued
=========================================================================================
Issuer                                                          Shares              Value
-----------------------------------------------------------------------------------------
U.S. Stocks - continued
  Computer Software - Systems - continued
    Computer Associates International, Inc.                    234,350       $ 14,002,412
    Compuware Corp.*                                           124,400          5,691,300
    Oracle Corp.*                                              778,325         33,127,457
    Sybase, Inc.*                                              253,900          3,776,762
    Synopsys, Inc.*                                            266,700         12,301,537
                                                                          ---------------
                                                                             $119,599,024
-----------------------------------------------------------------------------------------
  Consumer Goods and Services - 9.6%
    Colgate-Palmolive Co.                                      321,800       $ 27,956,375
    Estee Lauder Cos., "A"                                     186,400          8,364,700
    Gillette Co.                                               355,700         25,654,863
    Philip Morris Cos., Inc.                                   390,200         35,020,450
    Procter & Gamble Co.                                       270,400         26,364,000
    Revlon, Inc.*                                              270,100          8,373,100
    Sherwin-Williams Co.                                       279,800         12,975,725
    Tyco International Ltd.                                    477,100         20,574,938
    UST, Inc.                                                  239,900          7,107,038
                                                                          ---------------
                                                                             $172,391,189
-----------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Loral Space & Communications*                              694,700       $ 10,941,525
-----------------------------------------------------------------------------------------
  Electronics - 1.4%
    Analog Devices, Inc.*                                      254,200       $  6,895,175
    LSI Logic Corp.*                                           130,800          3,041,100
    Xilinx, Inc.*                                              441,400         15,007,600
                                                                          ---------------
                                                                             $ 24,943,875
-----------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Cox Radio, Inc., "A"*                                       28,900       $    630,006
    Harrah's Entertainment, Inc.*                              322,600          6,008,425
    Jacor Communications, Inc., "A"*                           316,200         10,908,900
    Showboat, Inc.                                             439,500          9,669,000
    Viacom, Inc.*                                              419,000         14,874,500
                                                                          ---------------
                                                                             $ 42,090,831
-----------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Advanta Corp., "B"                                         367,800       $ 15,723,450
-----------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Earthgrains Co.                                              9,100       $    350,350
    McCormick & Co. Inc.                                       439,700         10,277,988
    Tyson Foods, Inc.                                          520,700         13,896,181
                                                                          ---------------
                                                                             $ 24,524,519
-----------------------------------------------------------------------------------------
  Forest and Paper Products - 1.7%
    Kimberly Clark Corp.                                       335,800       $ 29,592,375
-----------------------------------------------------------------------------------------
  Insurance - 5.2%
    Allstate Corp.                                             179,010       $  8,816,243
    Amerin Corp.*                                              186,200          4,189,500
    CIGNA Corp.                                                213,200         25,557,350
    Chartwell Re Corp.                                         196,600          4,988,725

Common Stocks - continued
=========================================================================================
Issuer                                                           Shares             Value
-----------------------------------------------------------------------------------------
U.S. Stocks - continued
  Insurance - continued
    Equitable of Iowa Cos.                                      211,600       $ 8,781,400
    Everest Re Holdings, Inc.                                   292,300         7,234,425
    ITT Hartford Group, Inc.                                     40,000         2,360,000
    LaSalle Re Holdings Ltd.                                    202,100         4,749,350
    Penncorp Financial Group, Inc.                              834,200        26,902,950
                                                                          ---------------
                                                                              $93,579,943
-----------------------------------------------------------------------------------------
  Medical and Health Products - 3.7%
    Pfizer, Inc.                                                158,000       $12,501,750
    Pharmacia & Upjohn, Inc.                                    306,100        12,626,625
    Rhone-Poulenc Rorer, Inc.                                   133,800         9,851,025
    Uromed Corp.*                                             1,351,000        14,861,000
    Ventritex, Inc.*                                            786,500        13,763,750
    Zoll Medical Corp.*                                         176,000         2,728,000
                                                                          ---------------
                                                                              $66,332,150
-----------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Coventry Corp.*                                             483,700       $ 5,774,168
    Healthsource, Inc.*                                          83,200         1,227,200
    Living Centers of America*                                  192,400         4,810,000
    Mariner Health Group, Inc.*                                  46,300           711,862
    Pacificare Health Systems, Inc., "A"*                        91,800         7,596,450
    Pacificare Health Systems, Inc., "B"*                       158,800        13,736,200
    St. Jude Medical, Inc.*                                     662,650        26,754,493
    United Healthcare Corp.                                     432,300        17,994,487
                                                                          ---------------
                                                                              $78,604,860
-----------------------------------------------------------------------------------------
  Oils - 2.5%
    Barrett Resources Corp.*                                    398,700       $14,054,175
    Exxon Corp.                                                  89,200         7,425,900
    Mobil Corp.                                                 118,400        13,704,800
    Newfield Exploration Co.*                                   219,400         9,873,000
                                                                          ---------------
                                                                              $45,057,875
-----------------------------------------------------------------------------------------
  Railroads - 3.3%
    Burlington Northern Santa Fe                                186,400       $15,727,500
    CSX Corp.                                                   337,700        17,053,850
    Wisconsin Central Transportation Corp.*                     707,600        25,385,150
                                                                          ---------------
                                                                              $58,166,500
-----------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.8%
    HFS, Inc.*                                                  438,400       $29,318,000
    Host Marriott Corp.*                                      1,205,100        17,473,950
    MGM Grand, Inc.*                                            374,600        15,826,850
    Promus Hotel Corp.*                                         182,650         5,159,863
                                                                          ---------------
                                                                              $67,778,663
-----------------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    Sphere Drake Holdings Ltd.                                  263,400       $ 2,370,600
    Stanley Works                                               605,900        17,040,938
                                                                          ---------------
                                                                              $19,411,538
-----------------------------------------------------------------------------------------
  Stores - 4.7%
    CompUSA, Inc.*                                              463,800       $25,045,200

Common Stocks - continued
=========================================================================================
Issuer                                                            Shares            Value
-----------------------------------------------------------------------------------------
U.S. Stocks - continued
   Stores - continued
    Gymboree Corp.*                                              483,500    $   14,686,312
    Hollywood Entertainment Corp.*                               393,500         8,066,750
    Home Depot, Inc.                                             207,800        11,818,625
    Lowe's Cos., Inc.                                            240,800         9,842,700
    Micro Warehouse, Inc.*                                       255,200         6,571,400
    Staples, Inc.*                                               397,850         8,827,297
                                                                           ---------------
                                                                            $   84,858,284
------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc.*                                               524,600    $   22,361,075
------------------------------------------------------------------------------------------
  Telecommunications - 3.4%
    Ascend Communications, Inc.*                                  44,675    $    2,954,134
    Cabletron Systems, Inc.*                                     179,300        12,259,638
    Cisco Systems, Inc.*                                         269,200        16,707,225
    Glenayre Technologies, Inc.*                                 389,200         8,951,600
    Lucent Technologies, Inc.                                    256,300        11,757,763
    U.S. Robotics Corp.*                                         135,700         8,769,613
                                                                           ---------------
                                                                            $   61,399,973
------------------------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Coastal Corp.                                                404,300    $   16,677,375
    PanEnergy Corp.                                              416,400        14,417,850
                                                                           ---------------
                                                                            $   31,095,225
------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    MCI Communications Corp.                                     641,600    $   16,441,000
------------------------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $1,254,965,267)                         $1,517,775,659
------------------------------------------------------------------------------------------
Foreign Stocks - 11.5%
  Denmark - 0.7%
    ISS International Service System (Commercial
    Services)                                                    507,400    $   12,999,131
------------------------------------------------------------------------------------------
  Finland - 0.7%
    Huhtamaki Free Shares, "I" (Food Processing)                 259,300    $    9,769,024
    TT Tieto OY (Computer Software)                               64,300         3,549,212
                                                                           ---------------
                                                                            $   13,318,236
------------------------------------------------------------------------------------------
  France - 0.5%
    Union des Assurances Federal (Insurance)                      68,800    $    8,047,089
------------------------------------------------------------------------------------------
  Germany - 0.2%
    SAP AG (Computer Software)                                    17,800    $    2,984,934
------------------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telephone (Telecommunications)                      301,100    $    5,063,900
------------------------------------------------------------------------------------------
  Hong Kong - 2.1%
    Dah Sing Financial Group (Banking)                           592,000    $    2,082,301
    Giordano Holdings Ltd. (Retail - Apparel)                 11,691,000        10,279,896
    Wharf Holdings (Diversified Holdings)                      4,877,000        20,182,001
    Wing Hang Bank Ltd. (Banking)                              1,160,000         4,350,232
                                                                           ---------------
                                                                            $   36,894,430
------------------------------------------------------------------------------------------

Common Stocks - continued
=========================================================================================
Issuer                                                            Shares            Value
-----------------------------------------------------------------------------------------
Foreign Stocks - continued
  Italy - 0.7%
    Olivetti S.p.A. (Office Automation and Furnishings)*      17,644,400    $    6,463,144
    Telecom Italia Mobile S.p.A. (Telecommunications)          4,639,800         5,757,064
                                                                           ---------------
                                                                            $   12,220,208
------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    New Straits Times Press Holdings Ltd.  (Publishing)        1,398,000    $    7,363,685
------------------------------------------------------------------------------------------
  Philippines - 0.8%
    Pilipino Telephone Corp. (Telecommunications)*             9,949,700    $   13,670,888
------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Mobile Telecommunications
     (Telecommunications)*                                       506,150    $    7,655,519
------------------------------------------------------------------------------------------
  Sweden - 1.9%
    Astra AB, Free Shares, "B" (Medical and  Health Products)    514,260    $   21,149,354
    Enator AB (Computer Services)*                               187,400         4,129,246
    Nobel Biocare (Medical Products)                             488,000         9,206,120
                                                                           ---------------
                                                                            $   34,484,720
------------------------------------------------------------------------------------------
  United Kingdom - 2.8%
    British Petroleum PLC, ADR (Oils)                            158,000    $   19,750,000
    Jarvis Hotels PLC (Lodging)*+                              4,938,595        12,127,397
    Kwik-Fit Holdings PLC (Automotive Services)                2,341,200         8,331,160
    Lloyds TSB Group PLC (Banking)                             1,782,000        10,536,431
                                                                           ---------------
                                                                            $   50,744,988
------------------------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $193,876,724)                        $  205,447,728
------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,448,841,991)                       $1,723,223,387
------------------------------------------------------------------------------------------

Short-Term Obligations - 1.9%
------------------------------------------------------------------------------------------
                                                        Principal Amount
                                                           (000 Omitted)
------------------------------------------------------------------------------------------
    Federal Farm Credit, due 10/01/96                        $     2,720    $    2,720,000
    Federal Home Loan Bank, due 10/18/96                             180           179,553
    Federal Home Loan Mortgage Corp., due
     10/18/96                                                      1,000           997,516
    H. J. Heinz Co., due 10/29/96                                 12,700        12,647,450
    Transamerica Corp., due 10/15/96                               6,300         6,286,967
    Transamerica Corp., due 10/23/96                              10,700        10,665,017
------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value                   $   33,496,503
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,482,338,494)                         $1,756,719,890

Other Assets, Less Liabilities - 1.8%                                           32,120,611
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $1,788,840,501
------------------------------------------------------------------------------------------

*Non-income producing security.
+Restricted security.
See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

-----------------------------------------------------------------------------------------------------
September 30, 1996
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,482,338,494)                              $1,756,719,890
  Cash                                                                                         34,740
  Receivable for Fund shares sold                                                          19,832,153
  Receivable for investments sold                                                          28,993,229
  Interest and dividends receivable                                                         1,811,779
  Other assets                                                                                  8,971
                                                                                       ---------------
   Total assets                                                                        $1,807,400,762
                                                                                       ---------------
Liabilities:
  Payable for Fund shares reacquired                                                   $    3,677,900
  Payable for investments purchased                                                        14,571,079
  Payable to affiliates -
   Management fee                                                                              49,416
   Shareholder servicing agent fee                                                             23,514
   Distribution fee                                                                            48,559
  Accrued expenses and other liabilities                                                      189,793
                                                                                       ---------------
   Total liabilities                                                                   $   18,560,261
                                                                                       ---------------
Net assets                                                                             $1,788,840,501
                                                                                       ---------------
Net assets consist of:
  Paid-in capital                                                                      $1,406,095,540
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                    274,380,764
  Accumulated undistributed net realized gain on investments and foreign currency
    transactions                                                                          107,963,964
  Accumulated undistributed net investment income                                             400,233
                                                                                       ---------------
   Total                                                                               $1,788,840,501
                                                                                       ---------------
Shares of beneficial interest outstanding                                                97,362,965
                                                                                       ---------------
Class A shares:
  Net asset value and redemption price per share (net assets of $972,352,732 /
    52,486,783 shares of beneficial interest outstanding)                                  $18.53
                                                                                       ---------------
  Offering price per share (100/94.25)                                                     $19.66
                                                                                       ---------------
Class B shares:
  Net asset value and offering price per share (net assets of $680,456,245 /
    37,409,007 shares of beneficial interest outstanding)                                  $18.19
                                                                                       ---------------
Class C shares:
  Net asset value and offering price per share (net assets of $136,031,524 /
    7,467,175 shares of beneficial interest outstanding)                                   $18.22
                                                                                       ---------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------------------
Year Ended September 30, 1996
-----------------------------------------------------------------------------------------
Net investment income:
  Income -
   Dividends                                                               $ 12,285,153
   Interest                                                                   2,454,776
   Foreign taxes withheld                                                      (295,476)
                                                                          ---------------
    Total investment income                                                $ 14,444,453
                                                                          ---------------
  Expenses -
   Management fee                                                          $  4,277,357
   Trustees' compensation                                                        12,774
   Shareholder servicing agent fee (Class A)                                    982,983
   Shareholder servicing agent fee (Class B)                                    807,550
   Shareholder servicing agent fee (Class C)                                     97,859
   Distribution and service fee (Class A)                                     2,271,075
   Distribution and service fee (Class B)                                     3,722,595
   Distribution and service fee (Class C)                                       653,213
   Custodian fee                                                                228,370
   Postage                                                                      117,571
   Printing                                                                      34,446
   Auditing fees                                                                 11,132
   Legal fees                                                                     5,469
   Miscellaneous                                                                370,523
                                                                          ---------------
    Total expenses                                                         $ 13,592,917
   Fees paid indirectly                                                         (37,095)
                                                                          ---------------
    Net expenses                                                           $ 13,555,822
                                                                          ---------------
     Net investment income                                                 $    888,631
                                                                          ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions                                                 $110,009,030
   Foreign currency transactions                                               (155,240)
                                                                          ---------------
    Net realized gain on investments and foreign currency transactions     $109,853,790
                                                                          ---------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                             $148,651,932
   Translation of assets and liabilities in foreign currencies                   (1,422)
                                                                          ---------------
    Net unrealized gain on investments                                     $148,650,510
                                                                          ---------------
     Net realized and unrealized gain on investments and foreign
      currency                                                             $258,504,300
                                                                          ---------------
      Increase in net assets from operations                               $259,392,931
                                                                          ---------------

See notes to financial statements

Statement of Changes in Net Assets

----------------------------------------------------------------------------------
Year Ended September 30,                                    1996             1995
----------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                           $      888,631    $   2,005,330
  Net realized gain on investments and foreign
   currency transactions                             109,853,790       47,454,687
  Net unrealized gain on investments and foreign
   currency translation                              148,650,510       68,894,341
                                                  ---------------  ----------------
   Increase in net assets from operations         $  259,392,931    $ 118,354,358
                                                  ---------------  ----------------
Distributions declared to shareholders -
  From net investment income (Class A)            $   (1,746,150)   $    (481,316)
  From net investment income (Class B)                  --                (14,893)
  From net realized loss on investments and
    foreign currency transactions (Class A)          (33,116,571)        (820,736)
  From net realized loss on investments and
    foreign currency transactions (Class B)          (13,804,424)        (118,230)
  From net realized loss on investments and
    foreign currency transactions (Class C)           (1,987,076)         (16,120)
  In excess of net investment income (Class C)            (5,537)         --
                                                  ---------------  ----------------
   Total distributions declared to shareholders   $  (50,659,758)   $  (1,451,295)
                                                  ---------------  ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $1,101,792,673    $ 353,872,982
  Net asset value of shares issued to
   shareholders in reinvestment of distributions      43,699,368        1,571,633
  Cost of shares reacquired                         (277,022,647)    (109,372,045)
                                                  ---------------  ----------------
   Increase in net assets from Fund share
    transactions                                  $  868,469,394    $ 246,072,570
                                                  ---------------  ----------------
    Total increase in net assets                  $1,077,202,567    $ 362,975,633
Net assets:
  At beginning of period                             711,637,934      348,662,301
                                                  ---------------  ----------------
  At end of period (including accumulated
   undistributed net investment income of
   $400,233 and $1,418,529, respectively)         $1,788,840,501    $ 711,637,934
                                                  ---------------  ----------------

See notes to financial statements

Financial Highlights
======================================================================================================
Year Ended September 30,                           1996        1995        1994       1993        1992
------------------------------------------------------------------------------------------------------
                                                Class A
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $  15.61    $  12.59    $  14.47   $  12.18    $  11.84
                                               --------    --------    --------   --------    --------
Income from investment operations# -
 Net investment incomeS.                       $   0.06    $   0.08    $   0.02   $   0.11    $   0.07
 Net realized and unrealized gain
   on investments and foreign
   currency transactions                           3.88        2.99        1.01       3.15        1.27
                                               --------    --------    --------   --------    --------
  Total from investment operations             $   3.94    $   3.07    $   1.03   $   3.26    $   1.34
                                               --------    --------    --------   --------    --------
Less distributions declared to
  shareholders -
 From net investment income                                                                   $  --
                                               $  (0.05)   $  (0.02)   $  (0.03)  $  (0.07)
 From net realized gain on investments            (0.97)      (0.03)      (2.87)     (0.90)      (1.00)
 In excess of net investment income               --          --          (0.01)     --          --
                                               --------    --------    --------   --------    --------
  Total distributions declared to
    shareholders                               $  (1.02)   $  (0.05)   $  (2.91)  $  (0.97)   $  (1.00)
                                               --------    --------    --------   --------    --------
Net asset value - end of period                $  18.53    $  15.61    $  12.59   $  14.47    $  12.18
                                               --------    --------    --------   --------    --------
Total return++                                   26.54%      24.49%       7.72%     28.87%      11.79%
Ratios (to average net assets)/Supplemental dataS.:
 Expenses##                                       0.91%       0.95%       0.91%      0.90%       0.84%
 Net investment income                            0.36%       0.58%       0.14%      0.36%       0.59%
Portfolio turnover                                  81%         94%         79%        93%         74%
Average commission rate###                     $ 0.0269       --          --         --          --
Net assets at end of period (000 omitted)      $972,353    $507,784    $318,170   $294,019    $240,366

 ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 S.The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
        Net investment income#                    --       $   0.07    $   0.01      --          --
        Ratios (to average net assets):
         Expenses##                               --          1.05%       1.01%      --          --
         Net investment income                    --          0.48%       0.04%      --          --


See notes to financial statements

Financial Highlights - continued
=======================================================================================================
Year Ended September 30,                           1991        1990        1989       1988         1987
-------------------------------------------------------------------------------------------------------
                                                Class A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $   9.62    $  11.49    $  10.20   $  12.54     $  10.42
                                               --------    --------    --------   --------     --------
Income from investment operations -
 Net investment income                         $   0.27    $   0.36    $   0.39   $   0.23     $   0.19
 Net realized and unrealized gain
   (loss) on investments and foreign currency
   transactions                                    2.21       (1.52)       2.30      (2.19)        4.43
                                               --------    --------    --------   --------     --------
  Total from investment operations             $   2.48    $  (1.16)   $   2.69   $  (1.96)    $   4.62
                                               --------    --------    --------   --------     --------
Less distributions declared to
  shareholders -
 From net investment income                    $  (0.26)   $  (0.36)   $  (0.39)  $  (0.24)    $  (0.19)
 From net realized gain on  investments           --          (0.35)*     (1.01)     (0.14)       (2.31)
                                               --------    --------    --------   --------     --------
  Total distributions declared to
    shareholders                               $  (0.26)   $  (0.71)   $  (1.40)  $  (0.38)    $  (2.50)
                                               --------    --------    --------   --------     --------
Net asset value - end of period                $  11.84    $   9.62    $  11.49   $  10.20     $  12.54
                                               --------    --------    --------   --------     --------
Total return++                                   25.87%    (12.73)%      26.91%   (15.60)%       44.80%
Ratios (to average net assets)/Supplemental data:
 Expenses                                         0.95%       0.83%       0.88%      0.86%        0.73%
 Net investment income                            2.48%       3.21%       3.48%      2.36%        1.51%
Portfolio turnover                                 177%         79%         99%       116%         101%
Net assets at end of period (000 omitted)      $231,316    $202,377    $251,857   $239,616     $321,050

 *For the year ended September 30, 1990, the per share distribution from paid-in capital was $0.0009.
++Total returns for Class A shares do not include the applicable sales charge
  (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
======================================================================================================
Year Ended September 30,                                1996            1995           1994      1993**
------------------------------------------------------------------------------------------------------
                                                     Class B
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  15.40        $  12.50       $  14.47   $  13.95
                                                    --------        --------       --------   --------
Income from investment operations# -
 Net investment loss                                $  (0.06)       $  (0.03)      $  (0.08)  $  (0.04)
 Net realized and unrealized gain on
   investments and foreign currency transactions        3.82            2.96           1.00       0.56
                                                    --------        --------       --------   --------
  Total from investment operations                  $   3.76        $   2.93       $   0.92   $   0.52
                                                    --------        --------       --------   --------
Less distributions declared to shareholders -
 From net investment income                         $   --          $   --  +++    $  (0.02)  $   --
 From net realized gain on investments                 (0.97)          (0.03)         (2.87)      --
                                                    --------        --------       --------   --------
  Total distributions declared to shareholders      $  (0.97)       $  (0.03)      $  (2.89)  $   --
                                                    --------        --------       --------   --------
Net asset value - end of period                     $  18.19        $  15.40       $  12.50   $  14.47
                                                    --------        --------       --------   --------
Total return                                          25.59%          23.55%          6.91%      3.73%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                            1.66%           1.78%          1.82%      2.33%+
 Net investment loss                                 (0.37)%         (0.21)%        (0.65)%    (0.89)%+
Portfolio turnover                                       81%             94%            79%        93%
Average commission rate###                          $ 0.0269            --             --         --
Net assets at end of period (000 omitted)           $680,456        $178,117       $ 25,672   $    447

  #Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  +Annualized.
+++For the year ended September 30, 1995, the per share distribution from net investment income was $0.00003.
 **For the period from the commencement of offering of Class B shares, September 7, 1993 to September 30, 1993.

See notes to financial statements

Financial Highlights - continued
=========================================================================================
Year Ended September 30,                                   1996         1995        1994***
-----------------------------------------------------------------------------------------
                                                       Class C
-----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  15.42     $  12.51     $  13.18
                                                       --------     --------     --------
Income from investment operations# -
 Net investment loss                                   $  (0.06)    $  (0.02)    $  (0.04)
 Net realized and unrealized gain on
   investments and foreign currency transactions           3.83         2.96         0.62
                                                       --------     --------     --------
  Total from investment operations                     $   3.77     $   2.94     $   0.58
                                                       --------     --------     --------
Less distributions declared to shareholders+++
 In excess of net investment income                    $   --   +++ $   --       $   --
 from net realized gain on investments                    (0.97)       (0.03)       (1.25)
                                                       --------     --------     --------
  Total distributions declared to shareholders         $  (0.97)    $  (0.03)    $  (1.25)
                                                       --------     --------     --------
Net asset value - end of period                        $  18.22     $  15.42     $  12.51
                                                       --------     --------     --------
Total return                                             25.67%       23.58%        4.43%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.67%        1.71%        1.74%+
 Net investment loss                                    (0.38)%      (0.15)%      (0.54)%+
Portfolio turnover                                          81%          94%          79%
Average commission rate###                             $ 0.0269        --           --
Net assets at end of period (000 omitted)              $136,032     $ 25,737     $  4,821

  #Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  +Annualized.
***For the period from the commencement of offering of Class C shares,
   January 3, 1994 to September 30, 1994.
+++For the year ended September 30, 1996, the per share distribution in excess of net investment income was $0.0027.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1996, $155,240 was reclassified to accumulated undistributed net investment income from accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed and paid monthly at an effective annual rate of 0.31% of average daily net assets and 4.03% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,939 for the year ended September 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,332,269 for the year ended September 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $324,818 for the year ended September 30, 1996. Fees incurred under the distribution plan during the year ended September 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $28,216 and $29,789 for Class B and Class C shares, respectively, for the year ended September 30, 1996. Fees incurred under the distribution plans during the year ended September 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1996 were $3,234, $407,275, and $6,647 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,666,170,520 and $889,942,490, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                   $1,484,842,215
                                 --------------
Gross unrealized appreciation    $  310,134,357
Gross unrealized depreciation       (38,256,682)
                                 --------------
  Net unrealized appreciation    $  271,877,675
                                 --------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                      Year Ended                       Year Ended
                                    September 30, 1996               September 30, 1995
                                    ------------------------------   ----------------------------
                                          Shares            Amount        Shares           Amount
=================================================================================================
Shares sold                           28,748,439     $ 487,826,641    12,798,218     $172,943,634
Shares issued to shareholders in
  reinvestment of distributions        1,940,972        30,104,947       119,182        1,423,980
Shares reacquired                    (10,737,215)     (180,437,578)   (5,659,542)     (74,912,826)
                                     -----------     -------------     ---------     ------------
 Net increase                         19,952,196     $ 337,494,010     7,257,858     $ 99,454,788
                                     -----------     -------------     ---------     ------------

Class B Shares                      Year Ended                       Year Ended
                                    September 30, 1996               September 30, 1995
                                    ------------------------------   ----------------------------
                                          Shares            Amount        Shares           Amount
=================================================================================================
Shares sold                           29,925,009     $ 502,583,896    11,678,569     $158,403,133
Shares issued to shareholders in
  reinvestment of distributions          788,392        12,070,744        11,368          135,681
Shares reacquired                     (4,869,789)      (81,458,430)   (2,178,275)     (29,569,820)
                                     -----------     -------------     ---------     ------------
 Net increase                         25,843,612     $ 433,196,210     9,511,662     $128,968,994
                                     -----------     -------------     ---------     ------------

Class C Shares                      Year Ended                       Year Ended
                                    September 30, 1996               September 30, 1995
                                    ------------------------------   ----------------------------
                                          Shares            Amount        Shares           Amount
=================================================================================================
Shares sold                            6,609,234     $ 111,382,136     1,642,158     $ 22,526,215
Shares issued to shareholders in
  reinvestment of distributions           99,391         1,523,677         1,007           11,972
Shares reacquired                       (910,720)      (15,126,639)     (359,369)      (4,889,399)
                                     -----------     -------------     ---------     ------------
 Net increase                          5,797,905     $  97,779,174     1,283,796     $ 17,648,788
                                     -----------     -------------     ---------     ------------

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the

Fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating classes at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1996 was $12,970.

(7) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1996, the Fund owned the following restricted security (constituting 0.68% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                           Date of        Share
      Description      Acquisition       Amount           Cost          Value
-----------------------------------------------------------------------------
Jarvis Hotels PLC   6/21/96-9/26/96   4,938,595    $13,369,991    $12,127,397
                                                                  -----------

Independent Auditors' Report

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series constituting MFS Series Trust V) as of September 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund at September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE llp
Boston, Massachusetts
November 1, 1996

         --------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

Stock
-----------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Value Fund

Stock and Bond
-----------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-----------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
-----------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

World
-----------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R)/Foreign & Colonial International Growth Fund
MFS(R)/Foreign & Colonial International Growth and Income Fund
MFS(R) World Asset Allocation FundSM
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
-----------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
-----------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia,
Maryland, Massachusetts, Mississippi, New York, North
Carolina, Pennsylvania, South Carolina, Tennessee,
Virginia, West Virginia

Money Market
-----------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS(R) Research Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American
Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Director of Research
Kevin R. Parke*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Auditors
Deloitte & Touche LLP

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime
from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For current account service, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

Web Site
http://www.mfs.com

--------------------------------------------------------------------------------


[DALBAR             For the third year in a row, MFS earned a #1 ranking in the
 LOGO]              DALBAR, Inc. Broker/Dealer Survey, Main Office Operations
                    Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                             -------------
MFS(R)                             [DALBAR                   Bulk Rate
Research                            LOGO]                    U.S. Postage
Fund                                                         P A I D
                                                             Permit #55638
500 Boylston Street                                          Boston, MA
Boston, MA 02116                                             -------------


[MFS INVESTMENT MANAGEMENT LOGO]



(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


MFR-2-11/96 170.5M  14/214/314


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